                                                                   EXHIBIT 10.42


                               WARRANT AGREEMENT


     WARRANT AGREEMENT (this "Agreement") dated as of this 18th day of February, 1998, between NTN COMMUNICATIONS, INC., a Delaware corporation (the "Company"), and AMERICAN STOCK TRANSFER & TRUST COMPANY, a New York corporation, as Warrant Agent.

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, in connection with a settlement of a purported consolidated class action lawsuit against the Company, the Company will issue up to 565,000 redeemable common stock purchase warrants (the "Warrants") to purchase an aggregate of up to 565,000 shares of Common Stock; and

     WHEREAS, the Company desires to provide for the form and provisions of the Warrants, the terms upon which they shall be issued and exercised and the respective rights and obligations of the Company, the Warrant Agent and the holders of the Warrants, and the issuance of certificates representing the Warrants; and

     WHEREAS, the Company desires the Warrant Agent to act on the Company's behalf, and the Warrant Agent is willing to so act, in connection with the issuance, acquisition, transfer, redemption and exchange of certificates representing the Warrants and the transfer of the Warrants.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth and for the purpose of defining the terms and provisions of the Warrants and the certificates representing the Warrants and the respective rights and obligations thereunder of the Company, the holders of certificates representing the Warrants and the Warrant Agent, the parties hereto agree as follows:

     SECTION 1.  Definitions.  As used herein, the following terms shall have
                 -----------
the meanings indicated, unless the context shall otherwise require:

          (a)    "Commission" shall mean the Securities and Exchange Commission.

          (b) "Common Stock" shall mean the Common Stock, par value $.005 per share, of the Company.

          (c) "Corporate Office" shall mean the office of the Warrant Agent at 40 Wall Street, New York, New York 10005, or such other address at which the Warrant Agent's principal business in New York, New York, shall be administered at any particular time.

          (d) "Exercise Date" shall mean, as to any Warrant, the date on which the Warrant Agent shall have received both (i) the Warrant Certificate representing such Warrant, with the exercise form thereon duly executed by the Registered Holder thereof or his attorney duly authorized in writing, and (ii) payment in cash or by certified check made payable to the Warrant Agent for the account of the Company, of the amount in lawful money of the United States of America equal to the applicable Purchase Price.

                                      1.

          (e)     "Initial Warrant Exercise Date" shall mean February 18, 1998.

          (f) "Initial Warrant Redemption Date" shall mean the date 24 months after the Initial Warrant Exercise Date.

          (g) "Purchase Price" shall mean, subject to modification and adjustment as provided in Section 9, zero and 96/100th Dollars ($0.96), and further subject to the Company's right, in its sole discretion, to decrease the Purchase Price for a period of not less than 10 business days on not less than 10 days' prior written notice to the Registered Holders and Warrant Agent.

          (h)     "Redemption" shall have the meaning set forth in Section
10(c).

          (i)     "Redemption Date" shall have the meaning set forth in Section
10(b).

          (j) "Redemption Price" shall have the meaning set forth in Section 10(c).

          (k) "Registered Holder" shall mean the person in whose name any certificate representing the Warrants shall be registered on the books maintained by the Warrant Agent pursuant to Section 7.

          (l) "Securities Act" shall mean the Securities Act of 1933, as amended.

          (m) "Subsidiary" or "Subsidiaries" shall mean any corporation or corporations, as the case may be, of which stock having ordinary power to elect a majority of the Board of Directors of such corporation (regardless of whether or not at the time stock of any class or classes of such corporation shall have or may have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned by the Company or by one or more Subsidiaries, or by the Company and one or more Subsidiaries.

          (n) "Transfer Agent" shall mean American Stock Transfer & Trust Company or its successor.

          (o) "Warrant Agent" shall mean American Stock Transfer & Trust Company or its successor authorized herein.

          (p) "Warrant Certificate" shall mean a certificate representing each of the Warrants substantially in the form annexed hereto as Exhibit A.

          (q)     "Warrant Exercise Expiration Date" shall mean the earlier of
(i) 5:00 P.M. (New York time), on February 18, 2001, or, if such date shall in the State of New York be a holiday or a day on which banks are authorized to close, then 5:00 P.M. (New York time) on the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close, subject to the Company's right, prior to the Warrant Exercise Expiration Date, in its sole discretion, to extend such Warrant Exercise Expiration Date on 20 days' prior written notice to the Registered Holders, or (ii) the Redemption Date.

          (r) "Warrant Redemption Expiration Date" shall mean 5:00 p.m. (New York time) on the first date following the Initial Warrant Exercise Date as of which the closing sale price of the Common Stock on the American Stock Exchange, or on such other principal exchange on which Common Stock is traded at any particular time (or if the Common Stock is no longer traded on a securities exchange, the high closing bid price for the Common Stock in the over-the-counter

                                      2.

market as reported by NASDAQ), has exceeded the sum of (i) the Purchase Price plus (ii) $3.25 (subject to equitable adjustment to reflect stock splits, stock dividends, stock combinations, recapitalizations and like occurrences) for any seven trading days, whether or not consecutive.

     SECTION 2.  Appointment of Warrant Agent.
                 ----------------------------

          The Company hereby appoints the Warrant Agent to act as agent for the Company with respect to the Warrants, and the Warrant Agent hereby accepts such appointment and agrees to perform the same in accordance with the terms and conditions set forth in this Agreement.

     SECTION 3.  Warrants and Issuance of Warrant Certificates.
                 ---------------------------------------------

          (a) Each Warrant shall initially entitle the Registered Holder of the Warrant Certificate representing such Warrant to purchase at the Purchase Price therefor from the Initial Warrant Exercise Date until the Warrant Exercise Expiration Date one share of Common Stock upon the exercise thereof, subject to modification and adjustment as provided in Section 9.

          (b) Upon execution of this Agreement, Warrant Certificates representing 565,000 Warrants to purchase up to an aggregate of 565,000 shares of Common Stock (subject to modification and adjustment as provided in Section
9) shall be executed by the Company and delivered to the Warrant Agent.

          (c) From time to time up to the Warrant Exercise Expiration Date, the Warrant Agent shall countersign and deliver Warrant Certificates in required denominations of one or whole number multiples thereof to the persons entitled thereto in connection with any transfer or exchange permitted under this Agreement. No Warrant Certificates shall be issued except (i) Warrant Certificates initially issued hereunder, (ii) Warrant Certificates issued upon any transfer or exchange of Warrants, (iii) Warrant Certificates issued in replacement of lost, stolen, destroyed or mutilated Warrant Certificates pursuant to Section 8, and (iv) at the option of the Company, Warrant Certificates in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price or the number of shares of Common Stock purchasable upon exercise of the Warrants made pursuant to
Section 9 hereof.

     SECTION 4.  Form and Execution of Warrant Certificates.
                 ------------------------------------------

          (a) The Warrant Certificates shall be substantially in the form annexed hereto as Exhibit A (the provisions of which are hereby incorporated herein) and may have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Warrants may be listed, or to conform to usage. The Warrant Certificates shall be dated the date of issuance thereof (whether upon initial reissuance, transfer, exchange or in lieu of mutilated, lost, stolen or destroyed Warrant Certificates).

          (b) Warrant Certificates shall be executed on behalf of the Company by the Chairman of the Board, President or any Vice President and by its Treasurer or an Assistant Treasurer or its Secretary or an Assistant Secretary, by manual signatures or by facsimile signatures printed thereon, and shall have imprinted thereon a facsimile of the Company's seal. Warrant Certificates shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of

                                      3.

the Warrant Certificates shall cease to be such officer of the Company before the date of issuance of the Warrant Certificates or before countersignature by the Warrant Agent and delivery thereof, such Warrant Certificates, nevertheless, may be countersigned by the Warrant Agent, issued and delivered with the same force and effect as though the person who signed such Warrant Certificates had not ceased to be such officer of the Company.

     SECTION 5.  Exercise.
                 --------

          (a) Warrants in denominations of one or whole number multiples thereof can be exercised commencing at any time on or after the Initial Warrant Exercise Date, but not after the Warrant Exercise Expiration Date, upon the terms and subject to the conditions set forth herein and in the applicable Warrant Certificate. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the Exercise Date, provided that the Warrant Certificate representing such Warrant, with the exercise form thereon duly executed by the Registered Holder thereof or his attorney duly authorized in writing, together with payment in cash or by certified check made payable to the Warrant Agent for the account of the Company, of an amount in lawful money of the United States of America equal to the applicable Purchase Price, together with any and all applicable taxes due in connection with the exercise thereof, has been received in good funds by the Warrant Agent. The person entitled to receive the securities deliverable upon such exercise shall be treated for all purposes as the holder of such securities as of the close of business on the Exercise Date. As soon as practicable on or after the Exercise Date, the Warrant Agent on behalf of the Company shall cause to be issued to the person or persons entitled to receive the same a Common Stock certificate or certificates for the shares of Common Stock deliverable upon such exercise, and the Warrant Agent shall deliver the same to the person or persons entitled thereto. Upon the exercise of any Warrant, the Warrant Agent shall promptly notify the Company in writing of such fact and of the number of securities delivered upon such exercise and shall cause all payments of an amount in cash or by certified check made payable to the order of the Company, equal to the Purchase Price, to be deposited promptly in the Company's bank account. In addition, if such Warrants shall not have been exercised in full, the Warrant Agent shall deliver to such person a new countersigned Warrant for the number of shares as to which such Warrant shall not have been exercised. Notwithstanding the foregoing, the Company shall not be obligated to deliver any securities pursuant to the exercise of a Warrant unless a registration statement under the Securities Act with respect to such securities is effective. Warrants may not be exercised, or securities issued to, any Registered Holder in any state in which such exercise would be unlawful.

          (b) The Company shall not be obligated to issue any fractional share interests or fractional warrant interests upon the exercise of any Warrant or Warrants, nor shall it be obligated to issue scrip or pay cash in lieu of fractional interests. Any fraction equal to or greater than one-half shall be rounded up to the next full share or Warrant, as the case may be, and any fraction less than one-half shall be eliminated.

     SECTION 6.  Reservation of Shares; Listing; Payment of Taxes; etc.
                 ------------------------------------------------------

          (a) The Company covenants that it will at all times up to the Warrant Exercise Expiration Date reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon exercise of all outstanding Warrants, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants. The Company covenants that all shares of Common Stock which shall be issuable upon exercise of the Warrants shall, at the time of delivery thereof, be duly and validly issued and fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, and that upon

                                      4.

issuance such shares shall be listed on each securities exchange, if any, on which the other shares of outstanding Common Stock are then listed.

          (b) The Company covenants that it has filed a registration statement under the federal securities laws with respect to the shares issuable upon exercise of the Warrants, such registration statement has become effective and it will use its best efforts to keep such registration statement current while any of the Warrants are outstanding and, if required by law, deliver a prospectus which complies with Section 10(a)(3) of the Securities Act to the Registered Holder exercising any such Warrant (except, if in the opinion of counsel to the Company, such registration is not required under the Act or if the Company receives a letter from the staff of the Commission stating that it would not take any enforcement action if such registration is not effected). The Company will use its best efforts to obtain appropriate approvals or registrations under state securities laws. With regard to any such securities, however, the Warrants may not be exercised by, or shares of Common Stock issued to, any Registered Holder in any state in which such exercise would be unlawful.

          (c) The Company shall pay all documentary, stamp or similar taxes and other governmental charges that may be imposed with respect to the issuance of the Warrants, or the issuance or delivery of any shares of Common Stock upon exercise of the Warrants; provided, however, that if shares of Common Stock are to be delivered in a name other than the name of the Registered Holder of the Warrant Certificate representing any Warrant being exercised, then no such delivery shall be made unless the person requesting the same has paid to the Warrant Agent the amount of transfer taxes or charges incident thereto, if any.

          (d) The Warrant Agent is hereby irrevocably authorized as the Transfer Agent to requisition from time to time certificates representing shares of Common Stock or other securities required upon exercise of the Warrants, and the Company will comply with all such requisitions.

     SECTION 7.  Exchange and Registration of Transfer.
                 -------------------------------------

          (a) Warrant Certificates may be exchanged for other Warrant Certificates representing an equal aggregate number of Warrants or may be transferred in whole or in part. Warrant Certificates to be so exchanged shall be surrendered to the Warrant Agent at its Corporate Office, and the Company shall execute and the Warrant Agent shall countersign, issue and deliver in exchange therefor the Warrant Certificate or Certificates which the Registered Holder making the exchange shall be entitled to receive.

          (b) The Warrant Agent shall keep at its Corporate Office books in which, subject to such reasonable regulations as it may prescribe, it shall register Warrant Certificates and the transfer thereof. Upon due presentment for registration of transfer of any Warrant Certificate to such office, the Company shall execute and the Warrant Agent shall issue and deliver to the transferee or transferees a new Warrant Certificate or Certificates representing an equal aggregate number of Warrants.

          (c) With respect to any Warrant Certificates presented for registration of transfer, or for exchange or exercise, the subscription or exercise form, as the case may be, on the reverse thereof shall be duly endorsed or be accompanied by a written instrument or instruments of transfer and subscription, in form satisfactory to the Company and the Warrant Agent, duly executed by the Registered Holder thereof or his attorney duly authorized in writing.

                                      5.

          (d) No service charge shall be made for any exchange or registration of transfer of Warrant Certificates. However, the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          (e) All Warrant Certificates surrendered for exercise or for exchange shall be promptly cancelled by the Warrant Agent.

          (f) Prior to due presentment for registration of transfer thereof, the Company and the Warrant Agent may deem and treat the Registered Holder of any Warrant Certificate as the absolute owner thereof of each Warrant represented thereby (notwithstanding any notations of ownership or writing thereon made by anyone other than a duly authorized officer of the Company or the Warrant Agent) for all purposes and shall not be affected by any notice to the contrary.

          (g) The Warrant Agent shall not be required to effect any registration of transfer or exchange which would result in the issuance of a Warrant Certificate for a fraction of a Warrant.

     SECTION 8.  Loss or Mutilation.
                 ------------------

     Upon receipt by the Company and the Warrant Agent of evidence satisfactory to them of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and (in the case of loss, theft or destruction) of indemnity satisfactory to them, and (in case of mutilation) upon surrender and cancellation thereof, the Company shall execute and the Warrant Agent shall countersign and deliver in lieu thereof a new Warrant Certificate representing an equal aggregate number of Warrants. Applicants for a substitute Warrant Certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Warrant Agent may prescribe.

     SECTION 9.  Adjustment of Purchase Price and Number of Shares of Common
                 -----------------------------------------------------------
Stock Deliverable.
-----------------

          (a) (i) Except as hereinafter provided, in the event the Company shall, at any time or from time to time after the date hereof up to the Warrant Exercise Expiration Date, issue any shares of Common Stock as a stock dividend to the holders of Common Stock, or subdivide or combine the outstanding shares of Common Stock into a greater or lesser number of shares (any such issuance, subdivision or combination being herein called a "Change of Shares"), then, and thereafter upon each further Change of Shares, the Purchase Price for the Warrants (whether or not the same shall be issued and outstanding) in effect immediately prior to such Change of Shares shall be changed to a price (including any applicable fraction of a cent to the nearest cent) determined by dividing (i) the sum of (a) the total number of shares of Common Stock issued and outstanding immediately prior to such Change of Shares, multiplied by the Purchase Price in effect immediately prior to such Change of Shares, and (b) the consideration, if any, received by the Company upon such issuance, subdivision or combination by (ii) the total number of shares of Common Stock issued and outstanding immediately after such Change of Shares; provided, however, that in no event shall the Purchase Price be adjusted pursuant to this computation to an amount in excess of the Purchase Price immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock.

     For the purposes of any adjustment to be made in accordance with this
Section 9, shares of Common Stock issuable by way of dividend or other distribution shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

                                      6.

                 (ii) Upon each adjustment of the Purchase Price pursuant to this Section 9, the number of shares of Common Stock purchasable upon the exercise of each Warrant shall be the number derived by multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment by the Purchase Price in effect prior to such adjustment and dividing the product so obtained by the applicable adjusted Purchase Price.

          (b) In the event, at any time or from time to time after the date hereof up to the Warrant Exercise Expiration Date, of any reclassification or change of outstanding shares of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a Subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification or change of the then outstanding shares of Common Stock or other capital stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of subdivision or combination)) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially in its entirety, then, as a condition of such reclassification, change, consolidation, merger, sale or conveyance, the Company, or such successor or purchasing corporation, as the case may be, shall make lawful and adequate provision whereby the Registered Holder of each Warrant then outstanding shall have the right thereafter to receive on exercise of such Warrant the kind and amount of securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of securities issuable upon exercise of such Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and shall forthwith file at the Corporate Office of the Warrant Agent a statement signed by its President or a Vice President and by its Treasurer or an Assistant Treasurer or its Secretary or an Assistant Secretary evidencing such provision. Such provisions shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 9(a). The provisions of this Section 9(b) shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

          (c) Irrespective of any adjustments or changes in the Purchase Price or the number of shares of Common Stock purchasable upon exercise of the Warrants, the Warrant Certifi cates theretofore and thereafter issued shall, unless the Company shall exercise its option to issue new Warrant Certificates pursuant to Section 3(c) hereof, continue to express the Purchase Price per share and the number of shares purchasable thereunder as the Purchase Price per share and the number of shares purchasable thereunder were expressed in the Warrant Certificates when the same were originally issued.

          (d)    After each adjustment of the Purchase Price pursuant to this
Section 9, the Company will promptly prepare a certificate signed by the Chairman or President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, of the Company setting forth: (i) the Purchase Price as so adjusted, (ii) the number of shares of Common Stock purchasable upon exercise of each Warrant, after such adjustment, and (iii) a brief statement of the facts accounting for such adjustment. The Company will promptly file each certificate with the Warrant Agent and cause a brief summary to be sent by ordinary first-class mail to each Registered Holder at his last address as it shall appear on the registry books of the Warrant Agent. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity thereof. The affidavit of an officer of the Warrant Agent or the Secretary or an Assistant Secretary of the Company that such notice has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated herein.

                                      7.

          (e) No adjustment of the Purchase Price shall be made as a result of or connection with the issuance of shares of Common Stock if the amount of said adjustment shall be less than $.10; provided, however, that in such case, any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment that shall amount, together with any adjustment so carried forward, to at least $.10. In addition, Registered Holders shall not be entitled to cash dividends made by the Company prior to the exercise of any Warrant or Warrants held by them.

     SECTION 10.  Redemption.
                  ----------

          (a) Subject to the provisions of Section 10(d), at any time or from time to time on or after the Initial Warrant Redemption Date and up to the Warrant Redemption Expiration Date, each Registered Holder may, at such Registered Holder's option, cause the Company to redeem (a "Redemption"), out of funds legally available therefor, up to all of the Warrants held by such Registered Holder. The price (the "Redemption Price") to be paid by the Company for any Warrants redeemed by the Company pursuant to this Section 10 shall be $3.25 per Warrant (subject to equitable adjustment to reflect stock splits, stock dividends, stock combinations, recapitalizations and like occurrences).

          (b) Each Registered Holder of Warrants may exercise his right to have Warrants redeemed pursuant to this Section 10 by surrendering for such purpose to the Warrant Agent, at its Corporate Office, a Warrant Certificate or Certificates representing the Warrants to be redeemed, accompanied by a written notice stating that such Registered Holder elects to have redeemed all or a specified whole number of such Warrants in accordance with this Section 10 and, if less than the full number of Warrants evidenced by the surrendered Warrant Certificate or Certificates are being redeemed, specifying the name or names in which such Registered Holder wishes the Warrant Certificate or Certificates for the balance of such Warrants to be issued. In case such notice shall specify a name or names other than that of such Registered Holder, such notice shall be accompanied by payment of all transfer taxes and other charges payable upon the issuance of Warrants in such other name or names. As promptly as practicable, and in any event within 30 days after the surrender of such Warrant Certificate or Certificates and the receipt of such notice relating thereto and, if applicable, payment of all transfer taxes, the Company shall deliver or cause to be delivered to the Warrant Agent (i) the Redemption Price of the Warrants being so redeemed and (ii) if less than the full number of Warrants evidenced by the surrendered Warrant Certificate or Certificates are being redeemed, a new Warrant Certificate or Certificates, of like tenor, for the number of Warrants evidenced by such surrendered Warrant Certificate or Certificates less the number of such Warrants redeemed. Such Redemption shall be deemed to have been made at 5:00 p.m. (New York time) on the date (the "Redemption Date") of giving of such notice and of such surrender of the Warrant Certificate or Certificates representing the Warrants to be redeemed, so that the rights of the Registered Holder thereof shall cease after such time, except for the right thereafter to receive the Redemption Price in accordance herewith.

          (c) If on any Redemption Date, less than all of the Warrants requested to be redeemed by the Registered Holders thereof may be legally redeemed by the Company, the Redemption shall be effected in compliance with the requirements of the principal national securities exchange or over-the-counter market, if any, on which the Warrants are listed or, if the Warrants are not listed on a securities exchange or traded over-the-counter, pro rata among such Registered Holders based upon the respective Redemption Price which would otherwise be payable on or with respect to such Warrants if they were redeemed in full.

                                      8.

          (d) Notwithstanding any other provision of this Agreement, the right of the Registered Holders to have the Warrants redeemed as provided herein shall expire on the Warrant Redemption Expiration Date. The Company will notify the Warrant Agent promptly following the occurrence of the Warrant Redemption Expiration Date and cause such notice to be sent by ordinary first-class mail to each Registered Holder at his last address as it shall appear on the registry books of the Warrant Agent. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity thereof or of the Warrant Redemption Expiration Date.

     SECTION 11.  Concerning the Warrant Agent.
                  ----------------------------

          (a) The Warrant Agent acts hereunder as agent and in a ministerial capacity for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not, by issuing and delivering Warrant Certificates or by any other act hereunder, be deemed to make any representations as to the validity or value or authorization of the Warrant Certificates or the Warrants represented thereby or of any securities or other property delivered upon exercise of any Warrant or whether any stock issued upon exercise of the Warrant is fully paid and nonassessable.

          (b) The Warrant Agent shall not at any time be under any duty or responsibility to any holder of Warrant Certificates to make or cause to be made any adjustment of the Purchase Price provided in this Agreement, or to determine whether any fact exists which may require any such adjustment, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making the same. It shall not (i) be liable for any recital or statement of fact contained herein or for any action taken, suffered or omitted by it in reliance on any Warrant Certificate or other document or instrument believed to be in good faith to be genuine and to have been signed or presented by the proper party or parties, (ii) be responsible for any failure on the part of the Company to comply with any of its covenants and obligations contained in this Agreement or in any Warrant Certificate, or (iii) be liable for any act or omission in connection with this Agreement except for its own negligence, willful misconduct or bad faith.

          (c) The Warrant Agent may at any time consult with counsel satisfactory to it (who may be counsel for the Company) and shall incur no liability or responsibility for any action taken, suffered or omitted by it in good faith in accordance with the opinion or advice of such counsel.

          (d) Any notice, statement, instruction, request, direction, order or demand of the Company shall be sufficient if evidenced by an instrument signed by the Chairman of the Board of Directors, President or any Vice President (unless other evidence in respect thereof is more specifically prescribed). The Warrant Agent shall not be liable for any action taken, suffered or omitted by it in accordance with such notice, statement, instruction, request, direction, order or demand.

          (e) The Company agrees to pay the Warrant Agent reasonable compensation for its services hereunder and to reimburse it for its reasonable expenses hereunder; the Company further agrees to indemnify the Warrant Agent and save it harmless against any and all losses, expenses and liabilities, including judgments, costs and reasonable counsel fees, for anything done or omitted by the Warrant Agent in the execution of its duties and powers hereunder except losses, expenses and liabilities arising as a result of the Warrant Agent's negligence, willful misconduct or bad faith.

                                      9.

          (f) The Warrant Agent may resign its duties and be discharged from all other duties and liabilities hereunder (except liabilities arising as a result of the Warrant Agent's own negligence, willful misconduct or bad faith), after giving 60 days' prior written notice to the Company. At least 30 days prior to the date such resignation is to become effective, the Warrant Agent shall cause a copy of such notice of resignation to be mailed to the Registered Holder of each Warrant Certificate at the Company's expense. Within a reasonable period of time following such resignation the Company shall appoint in writing a new Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after having been notified in writing of such resignation by the resigning Warrant Agent, then the Registered Holder of any Warrant Certificate may apply to any court of competent jurisdiction in the State of California for the appointment of a new Warrant Agent. Any new Warrant Agent, either appointed by the Company or by such a court, shall be a bank or trust company having capital and surplus, as shown by its last published report to its stockholders, of not less than $10,000,000 or a stock transfer company doing business in New York, New York or the State of California. After acceptance in writing of such appointment by the new Warrant Agent is received by the Company, such New Warrant agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning Warrant Agent. Not later than the effective date of any such appointment the Company shall file notice thereof with the resigning Warrant Agent and shall forthwith cause a copy of such notice to be mailed to the Registered Holder of each Warrant Certificate.

          (g) Any corporation into which the Warrant Agent or any new Warrant Agent may be converted or merged, any corporation resulting from any consolidation to which the Warrant Agent or any new Warrant Agent shall be a party, or any corporation succeeding to the corporate trust business of the Warrant Agent or any new Warrant Agent shall be a successor Warrant Agent under this Agreement without any further act, provided that such corporation is eligible for appointment as successor to the Warrant Agent under the provisions of the preceding paragraph. Any such successor Warrant Agent shall promptly cause notice of its succession as Warrant Agent to be mailed to the Company and to the Registered Holders of each Warrant Certificate.

          (h) The Warrant Agent, its Subsidiaries and affiliates, and any of its or their officers or directors, may buy and hold or sell Warrants or other securities of the Company and otherwise deal with the Company in the same manner and to the same extent and with like effect as though it were not Warrant Agent. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

          (i) The Warrant Agent shall retain for a period of two years from the date of exercise any Warrant Certificate received by it upon such exercise.

     SECTION 12.  Modification of Agreement.
                  --------------------------

     The Warrant Agent and the Company may by supplement agreement make any changes or corrections in this Agreement (i) that they shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provision or manifest mistake or error herein contained, or (ii) that they may deem necessary or desirable and which shall not adversely affect the interests of the holders of Warrant Certificates; provided, however, that this Agreement shall not otherwise be modified, supplemented or altered in any respect except with the consent in writing of the Registered Holders representing not less than a majority of the Warrants then outstanding; provided further, that no change in the number or nature of the Warrants shall be made without the consent in writing of the

                                      10.

Registered Holders representing not less than a majority of the Warrants then outstanding, other than such changes as are presently specifically prescribed by this Agreement as originally executed.

     SECTION 13.  Notices.
                  -------

     All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered against receipt or when deposited in the United States mails, first-class postage prepaid, if to the Registered Holder of a Warrant Certificate, at the address of such holder as shown on the registry books maintained by the Warrant Agent; if to the Company, at 5966 La Place Court, Carlsbad, California 92008, Attention: Chief Financial Officer, or at such other address as may have been furnished to the Warrant Agent in writing by the Company; and if to the Warrant Agent, at its Corporate Office.

     SECTION 14.  Governing Law.
                  -------------

     This Agreement shall be governed by and construed in accordance with the laws of the State of California without giving effect to conflicts of laws.

     SECTION 15.  Binding Effect.
                  --------------

     This Agreement shall be binding upon and inure to the benefit of the Company, the Warrant Agent and their respective successors and assigns and the holders from time to time of Warrant Certificates or any of them. Except as hereinafter stated, nothing in this Agreement is intended or shall be construed to confer upon any other person any right, remedy or claim or to impose upon any other person any duty, liability or obligation.

     SECTION 16.  No Rights as Stockholders.
                  -------------------------

     A Warrant does not entitle the Registered Holder thereof to any of the rights of a stockholder of the Company, including, without limitation, the right to receive dividends or other distributions, exercise any preemptive rights or to vote or to consent or to receive notice as a stockholder in respect of the meetings of stockholders or the election of directors of the Company or any other matter.

     SECTION 17.  Counterparts.
                  ------------

     This Agreement may be executed in several counterparts, which taken together shall constitute a single document.

                                      11.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be fully executed as of the first date first above written.



[SEAL]



NTN COMMUNICATIONS, INC.                     AMERICAN STOCK TRANSFER &
                                             TRUST COMPANY
                                             As Warrant Agent


   /s/ Gerald Sokol, Jr.
By:__________________________                By:____________________________
   Name:   Gerald Sokol, Jr.                    Name:
   Title:  Chief Executive Officer              Title:



By:_________________________
   Secretary

                                      12.

                                                                       EXHIBIT A
                                                                       ---------


February 18, 1998                                   VOID AFTER February 18, 2001


                                                            __________  WARRANTS


             REDEEMABLE COMMON STOCK PURCHASE WARRANT CERTIFICATE

                           NTN COMMUNICATIONS, INC.


                                                               CUSIP 629410 14 3


THIS CERTIFIES THAT, FOR VALUE RECEIVED

or registered assigns (the "Registered Holder") is the owner of the number of Redeemable Common Stock Purchase Warrants (the "Warrants") specified above.
Each Warrant initially entitles the Registered Holder to purchase, subject to the terms and conditions set forth in this Warrant Certificate and the Warrant Agreement (as hereinafter defined), one fully paid and nonassessable share of Common Stock, $.005 par value per share, of NTN Communications, Inc., a Delaware corporation (the "Company"), at any time on or after February 18, 1998 (the "Initial Warrant Exercise Date"), and prior to the Warrant Exercise Expiration Date (as hereinafter defined), upon the presentation and surrender of this Warrant Certificate with the Subscription Form on the reverse hereof duly executed, at the corporate office of American Stock Transfer & Trust Company, ___________, ____________, New York, ________, as Warrant Agent, or its
successor (the "Warrant Agent"), accompanied by payment of zero and 96/100th Dollars ($0.96), in lawful money of the United States of America in cash or by certified check made payable to the Warrant Agent for the account of the Company.

     This Warrant Certificate and each Warrant represented hereby are issued pursuant to and are subject in all respects to the terms and conditions set forth in the Warrant Agreement (the "Warrant Agreement"), dated February 18, 1998, by and between the Company and the Warrant Agent. Capitalized terms used but not defined herein have the meanings ascribed to them in the Warrant Agreement.

     In the event of certain contingencies provided for in the Warrant Agreement, the Purchase Price and the number of shares of Common Stock subject to purchase upon the exercise of each Warrant represented hereby are subject to modification or adjustment.

     Each Warrant represented hereby is exercisable at the option of the Registered Holder, but no fractional interests will be issued. In the case of the exercise of less than all the Warrants represented hereby, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver a new Warrant Certificate or Warrant Certificates of like tenor, which the Warrant Agent shall countersign, for the balance of such Warrants.

     The term "Warrant Exercise Expiration Date" shall mean the earlier of (i) 5:00 P.M. (New York time) on February 18, 2001, or, if such date shall in the State of New York be a holiday or a day on which the banks are authorized to close, then 5:00 P.M. (New York time) on the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close, subject to the Company's right, prior to the Warrant Exercise Expiration Date, in its sole discretion, to extend such Warrant Exercise Expiration Date on 20 days' prior written notice to the Registered Holders, or (ii) the Redemption Date.

     This Warrant Certificate is transferable in New York, New York and is exchangeable, upon the surrender hereof by the Registered Holder at the Corporate Office of the Warrant Agent, for a new Warrant Certificate or Certificates of like tenor representing an equal aggregate number of Warrants, each of such new Warrant Certificates to represent such number of Warrants as such Registered Holder at the time of such surrender shall be entitled to receive. Upon due presentment and payment of any tax or other charge imposed in connection therewith or incident thereto, for registration or surrender of this Warrant Certificate at such office, a new Warrant Certificate of Certificates representing an equal aggregate number of Warrants will be issued to the transferee for exchange therefor, subject to the limitations provided in the Warrant Agreement.

     Prior to the exercise of any Warrant represented hereby, the Registered Holder shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to receive dividends or other distributions, exercise any preemptive rights or to vote or to consent or to receive notice as a stockholder in respect of the meetings of stockholder or the election of directors of the Company or any other matter.

     Subject to the provisions of the Warrant Agreement, this Warrant may be redeemed at the option of the Registered Holder, at a redemption price (the "Redemption Price") of $3.25 per Warrant (subject to equitable adjustments to reflect stock splits, stock dividends, stock combinations, recapitalizations, and like occurrences) at any time commencing on or after the Initial Warrant Redemption Date and up to the Warrant Redemption Expiration Date. On and after the Redemption Date, the Registered Holder shall have no rights with respect to this Warrant except the right to receive upon surrender of this Warrant Certificate the Redemption Price as provided in the Warrant Agreement.

     Prior to due presentment for registration of transfer hereof, the Company and the Warrant Agent may deem and treat the Registered Holder as the absolute owner hereof and of each Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company or the Warrant Agent) for all purposes and shall not be affected by any notice to the contrary, except as may be provided in the Warrant Agreement.

     This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of California without giving effect to conflicts of laws.

     This Warrant Certificate is not valid unless countersigned by the Warrant Agent.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or in facsimile by two of its officers thereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.

[SEAL]



Dated:  _______________, 1998           NTN COMMUNICATIONS, INC.



                                        By:_____________________________
                                           Name:  Gerald Sokol, Jr.
                                           Title: Chief Executive Officer



                                        By:_____________________________
                                           Secretary



COUNTERSIGNED:

AMERICAN STOCK TRANSFER & TRUST COMPANY
as Warrant Agent


By:__________________________________
   Authorized Officer



[SEAL]